UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

October 14, 2003

Date of Report (date of earliest event reported)

PRECISION CASTPARTS CORP.

(Exact name of registrant as specified in its charter)

Oregon	1-10348	93-0460598
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4650 S.W. Macadam Avenue Suite 440 Portland, Oregon 97239-4254
(Address of principal executive offices)

(503) 417-4800
(Registrant’s telephone number, including area code)

ITEM 7.                             FINANCIAL STATEMENTS AND EXHIBITS

(c)          Exhibits

Exhibit 99.1	–	Press release issued by Precision Castparts Corp. on October 14, 2003 reporting financial results for the quarter ended September 28, 2003.

ITEM 12.                      RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On October 14, 2003, Precision Castparts Corp. issued a press release announcing its financial results for the quarter ended September 28, 2003.  A copy of such press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

The information in this Form 8-K and the Exhibit attached hereto shall be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) and shall be deemed incorporated by reference in any filing under the Securities Act of 1933 or Exchange Act.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRECISION CASTPARTS CORP.

Date: October 17, 2003	By:	/s/ William D. Larsson
	Name:	William D. Larsson
	Title:	Senior Vice President and
Chief Financial Officer
(Principal Financial and
Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 99.1	Press release issued by Precision Castparts Corp. on October 14, 2003 reporting financial results for the quarter ended September 28, 2003.